UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K filed by Sonim Technologies, Inc. (the “Company” or “Sonim”) with the Securities and Exchange Commission (the “SEC”) on July 22, 2025, the Company entered into that certain asset purchase agreement (the “Purchase Agreement”), dated as of July 17, 2025, by and among the Company, as seller, Pace Car Acquisition LLC, as buyer, (the “Buyer”), the Seller Representative named in the Purchase Agreement, and, Social Mobile Technology Holdings LLC (the “Parent”), solely for the purpose of guaranteeing complete payment and performance obligations of the Buyer contained in the Purchase Agreement. Pursuant to the Purchase Agreement, the Buyer agreed to acquire substantially all assets of the Company and its subsidiaries related to the Company’s enterprise 5G solutions business for a purchase price of $15 million in cash, subject to a customary working capital, indebtedness, and transaction expense adjustments (referred to in the Purchase Agreement as the “Adjustment Amount”).

On November 24, 2025, the Company, the Buyer, the Parent, and the Seller Representative entered into a first amendment to the Purchase Agreement (the “APA Amendment”). The APA Amendment modifies certain provisions of the Purchase Agreement, including:

●	removal of all references to, and sections providing for or related to, the Company’s proposed reverse merger transaction (the “RTO”) and items ancillary to the RTO (e.g., the filing by the Company of a registration statement on Form S-4), as the RTO is no longer applicable to the closing of the Purchase Agreement;

●	the addition of a requirement that, after taking into account the Adjustment Amount, if the Closing Purchase Price (as defined in the Purchase Agreement) is less than $0, the Company must pay a sufficient portion of the Company’s accounts payable so that the Closing Purchase Price is greater than $0; and

●	the addition of the Company’s German subsidiary, Sonim Technologies Germany GmbH, to the acquired subsidiaries annex of the Purchase Agreement.

The foregoing summary of the APA Amendment and transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the APA Amendment, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	First Amendment to Asset Purchase Agreement, dated as of November 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sonim. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Sonim plans to file with the SEC a definitive proxy statement (the “Proxy Statement”) relating to a special meeting of its stockholders and may file other documents with the SEC relating to the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Sonim may file with the SEC or send to its stockholders in connection with the proposed transaction. Before making any voting decision, stockholders of Sonim are urged to read the Proxy Statement in its entirety when it becomes available and any other relevant documents filed or to be filed with the SEC and any amendments or supplements thereto and any documents incorporated by reference therein, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Any vote in respect of resolutions to be proposed at a stockholder meeting of Sonim to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. Investors and security holders will be able to obtain the Proxy Statement and other documents Sonim files with the SEC (when available) free of charge at the SEC’s website (http://www.sec.gov) or at Sonim’s investor relations website (https:// https://ir.sonimtech.com/) or by e-mailing Sonim at ir@sonimtech.com.

Participants in the Solicitation

Sonim and its respective directors, executive officers, and other members of their management and employees, including Peter Liu (Chief Executive Officer and a director), Clay Crolius (Chief Financial Officer), Mike Mulica (Executive Chairman), and Sonim’s directors — James Cassano, Jack Steenstra, and George Thangadurai — under SEC rules, may be deemed to be participants in the solicitation of proxies of Sonim’s stockholders in connection with the proposed Transaction.

Stockholders may obtain more detailed information regarding Sonim’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Directors, Executive Officers, and Corporate Governance,” and “Certain Relationships and Related Party Transactions”   of Sonim’s definitive proxy statement for the 2025 Annual Meeting filed with the SEC on June 18, 2025 and “Security Ownership of Certain Beneficial Owners and Management” of Sonim’s definitive proxy statement for the 2025 Special Meeting filed with the SEC on September 19, 2025.

Any subsequent updates following the date hereof to the information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction, if and when they become available. These documents will be available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: November 26, 2025	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer